PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2021	2022
	RMB	RMB
Office facilities	5,260	2,844
Software	18,720	20,610
Computer equipment	15,551	18,797
Vehicles	1,873	285
Leasehold improvement	55,548	59,302
Total cost	96,952	101,838
Less: Accumulated depreciation	(59,397)	(84,989)
Property and equipment, net	37,555	16,849